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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





                Date of Report (Date of earliest event reported):

                                 August 5, 1999


                            THE HAVANA REPUBLIC, INC.
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             (Exact name of registrant as specified in this charter)



        FLORIDA                        333-40799                 84-1346897
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation                File Number)           Identification No.)



                        360 WESTON ROAD, WESTON, FL 33326
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              (Address and Zip Code of Principal Executive Offices)

Issuer's Telephone Number: (954) 384-6333


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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         Not Applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         Not Applicable

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Effective August 5, 1999, the Registrant's certifying accountants resigned as the Company's auditors. There upon, the Company's Board of Directors recommend and approved the retaining of Butner and Kahle, CPA, PA as the Company's new certifying accountants. The former principal account's statements of the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles. There were no disagreements with the former accountant on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.


ITEM 5. OTHER EVENTS.

         Not Applicable.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (a)  EXHIBITS
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              1. Letter from Registrant's former certifying accountant
confirming the statements in Item 4 above.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.





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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  THE HAVANA REPUBLIC, INC.
                                                  -------------------------
                                                       (Registrant)




                                                By: /s/Steven Schatzman
                                                    -------------------
                                                   Steven Schatzman , President




Dated: August 12, 1999








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